SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2006

United Financial Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Federal	000-51369	83-0395247
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

95 Elm Street, West Springfield, Massachusetts		01089
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (413) 787-1700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Board of Directors approved an amendment to Article II, Section 2 of the Company’s bylaws to state that the annual meeting of stockholders shall be held within 210 days after the end of the Company’s fiscal year. This amendment will be effective as of the date of approval by the Office of Thrift Supervision. The Amended and Restated Bylaws, following the proposed amendment, are included herein as Exhibit 3II.

Item 8.01             Other Events

The Company’s Board of Directors voted to hold the annual meeting of the Company on Thursday, July 20, 2006 and designated Monday, May 22, 2006 as its record date.

Item 9.01             Financial Statements and Exhibits.

Exhibit 3II. Amended and Restated Bylaws of United Financial Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED FINANCIAL BANCORP, INC.

DATE:	March 16, 2006	By:	/s/ Richard B. Collins
Richard B. Collins
President and Chief Executive Officer